UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CAMPBELL SOUP COMPANY

(Name of the Registrant as Specified In Its Charter)

THIRD POINT LLC

DANIEL S. LOEB

THIRD POINT PARTNERS QUALIFIED L.P.

THIRD POINT PARTNERS L.P.

THIRD POINT OFFSHORE MASTER FUND L.P.

THIRD POINT ULTRA MASTER FUND L.P.

THIRD POINT ENHANCED LP

THIRD POINT ADVISORS LLC

THIRD POINT ADVISORS II LLC

SARAH HOFSTETTER

MUNIB ISLAM

BOZOMA SAINT JOHN

KURT SCHMIDT

WILLIAM TOLER

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2018 ANNUAL MEETING OF STOCKHOLDERS

OF

CAMPBELL SOUP COMPANY

SUPPLEMENT NO. 3

TO

PROXY STATEMENT

OF

THIRD POINT LLC

This Supplement No. 3 (this “Supplement No. 3”) to the Proxy Statement first sent to stockholders of Campbell Soup Company, a New Jersey Corporation (the “Company”) on or about September 28, 2018 as supplemented by Supplement No. 1 thereto on October 1, 2018 and Supplement No. 2 thereto on October 9, 2018 (the “Proxy Statement”), is being furnished by Third Point LLC (“Third Point”), Daniel S. Loeb, Third Point Partners Qualified L.P., Third Point Partners L.P., Third Point Offshore Master Fund L.P., Third Point Ultra Master Fund L.P., Third Point Enhanced LP, Third Point Advisors LLC and Third Point Advisors II LLC (collectively, together with Third Point, the “Third Point Entities”, or “we”), as well as Sarah Hofstetter, Munib Islam, Bozoma Saint John, Kurt Schmidt and William Toler (collectively, the “Third Point Nominees”) in connection with our solicitation of proxies for use at the 2018 Annual Meeting of Stockholders and at any and all adjournments, continuations or postponements thereof (the “Annual Meeting”).

As more fully discussed in the Proxy Statement, we are soliciting proxies to be used at the Annual Meeting for the election of each of the Third Point Nominees as directors of the Company. The Company has announced that the Annual Meeting will be held at Aloft Hotel Mount Laurel, 558 Fellowship Road, Mt. Laurel, NJ 08054 at 8:00 a.m. Eastern Time on November 29, 2018. Only stockholders of record at the close of business on October 9, 2018, the record date, are entitled to vote at the Annual Meeting.

This Supplement No. 3 amends and modifies and should be read in conjunction with the Proxy Statement. Capitalized terms used and not otherwise defined herein shall have the respective meanings assigned to such terms in the Proxy Statement. This Supplement No. 3 is dated November 9, 2018. THIS SOLICITATION IS BEING MADE BY THE THIRD POINT ENTITIES, AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

IF YOU HAVE ANY QUESTIONS, REQUIRE ASSISTANCE IN VOTING THE WHITE PROXY CARD, OR NEED ADDITIONAL COPIES OF OUR PROXY MATERIALS, PLEASE CONTACT OUR PROXY SOLICITOR AT THE PHONE NUMBER LISTED BELOW:

Okapi Partners LLC

1212 Avenue of the Americas, 24th Floor

New York, New York 10036

Stockholders may call toll-free: (855) 208-8902

Banks and brokers call: (212) 297-0720

E-mail: CPBinfo@okapipartners.com

UPDATED THIRD POINT NOMINEES

On November 9, 2018 Third Point withdrew Franci Blassberg, Matthew Cohen, Lawrence Karlson, Raymond Silcock, David Silverman, Michael Silverstein and George Strawbridge, Jr., as nominees to be elected to the Board of Directors of the Company (the “Board”) at the Annual Meeting. Sarah Hofstetter, Munib Islam, Bozoma Saint John, Kurt Schmidt and William Toler continue to be Third Point’s Nominees for election to the Board at the 2018 Annual Meeting.

The Third Point Nominees, if elected, would constitute a minority of the Board, and under the proxy rules we may solicit proxies in support of the Third Point Nominees and also seek authority to vote for all of the Company’s nominees other than those Company nominees we specify. This allows a stockholder who desires to vote for up to a full complement of twelve director nominees to use the WHITE proxy card to vote for the Third Point Nominees as well as the Company’s nominees for whom we are seeking authority to vote other than those nominees as to which the stockholder does not seek authority to vote and will not exercise authority to vote. The Board consists of twelve directors. As discussed above, we have determined to nominate a slate of five nominees, Sarah Hofstetter, Munib Islam, Bozoma Saint John, Kurt Schmidt and William Toler. We are also seeking authority to vote for up to all of the Company’s nominees other than Bennett Dorrance, Randall W. Larrimore, Mary Alice D. Malone, Nick Shreiber and Les C. Vinney. As a result, should a stockholder so authorize us on the WHITE proxy card, we would cast votes for the five Third Point Nominees and for between none and seven of the Company’s nominees other than those Company nominees we specify. None of the Company’s nominees for whom we seek authority to vote has agreed to serve with any of the Third Point Nominees, if elected, and there is no assurance that any of the Company’s nominees will serve as directors if any or all of the Third Point Nominees are elected to the Board. You should refer to the Company’s proxy statement for the 2018 Annual Meeting for the names, backgrounds, qualifications and other information concerning the Company’s nominees.

We have updated the WHITE proxy card to reflect the updated slate of Third Point Nominees and the discretionary authority being sought by Third Point to cast votes for certain of the Company’s nominees, as described above. If you have already cast your vote for Sarah Hofstetter, Munib Islam, Bozoma Saint John, Kurt Schmidt and/or William Toler on the previously circulated form of WHITE proxy card, your shares will be voted for the five Third Point Nominee(s) at the 2018 Annual Meeting. However, if you do not resubmit your vote on the WHITE proxy card accompanying this proxy statement supplement, your shares will not be voted for any Company nominee for which Third Point is seeking discretionary authority to vote. THEREFORE, EVEN IF YOU HAVE ALREADY SENT A PROXY CARD TO THE COMPANY OR VOTED ON THE PREVIOUSLY CIRCULATED FORM OF WHITE PROXY CARD, WE URGE YOU TO RESUBMIT YOUR VOTE ON THE WHITE PROXY CARD ACCOMPANYING THIS PROXY STATEMENT SUPPLEMENT.

WE URGE YOU NOT TO RETURN ANY PROXY CARD YOU RECEIVE FROM THE COMPANY —EVEN AS A PROTEST VOTE. EVEN IF YOU PREVIOUSLY HAVE SUBMITTED A PROXY CARD FURNISHED BY THE COMPANY, IT IS NOT TOO LATE TO CHANGE YOUR VOTE BY INTERNET OR TELEPHONE OR SIMPLY BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD. WE URGE THAT YOU VOTE BY INTERNET OR TELEPHONE OR BY SIGNING, DATING AND RETURNING THE ENCLOSED WHITE PROXY CARD TO US TODAY.

If you return a valid proxy and no specification is made, the shares of capital stock will be voted (i) “FOR ALL” of the Third Point Nominees, (ii) to grant authority to vote for the persons who have been nominated by the Company to serve as directors, other than Bennett Dorrance, Randall W. Larrimore, Mary Alice D. Malone, Nick Shreiber and Les C. Vinney, (iii) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019, and (iv) “AGAINST” the advisory resolution to approve executive compensation. The Third Point Entities are not aware of any other matter to be considered at the Annual Meeting. However, if the Third Point Entities learn of any other proposals made at a reasonable time before the Annual Meeting, the Third Point Entities will either supplement this Proxy Statement and provide stockholders with an opportunity to vote by proxy directly on such matters or will not exercise discretionary authority with respect thereto. If other proposals are made thereafter, the persons named as proxies on the WHITE proxy card solicited by the Third Point Entities will vote such proxies in their discretion.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting — This Proxy Statement and our WHITE proxy card are available at:

www.OkapiVote.com/CPB

www.refreshcampbells.com

WHITE CARD [FORM OF PROXY CARD] CAMPBELL SOUP COMPANY 2018 Annual Meeting of Stockholders THIS PROXY IS SOLICITED ON BEHALF OF THIRD POINT LLC (“THIRD POINT”), DANIEL S. LOEB, THIRD POINT OFFSHORE MASTER FUND L.P., THIRD POINT ULTRA MASTER FUND L.P., THIRD POINT PARTNERS L.P., THIRD POINT PARTNERS QUALIFIED L.P., THIRD POINT ENHANCED LP, THIRD POINT ADVISORS LLC, THIRD POINT ADVISORS II LLC, SARAH HOFSTETTER, MUNIB ISLAM, BOZOMA SAINT JOHN, KURT SCHMIDT, AND WILLIAM TOLER (COLLECTIVELY, THE “PARTICIPANTS”) PROXY THIS PROXY SOLICITATION IS NOT BEING MADE BY OR ON BEHALF OF CAMPBELL SOUP COMPANY. The undersigned appoint(s) Joshua L. Targoff and Bruce H. Goldfarb and each of them, as proxies (each and any substitute, a “Proxyholder”) with full power of substitution and with discretionary authority to vote all shares of capital stock of Campbell Soup Company (the “Company”) which the undersigned would be entitled to vote if personally present at the 2018 Annual Meeting of Stockholders of the Company scheduled to be held at Aloft Hotel Mount Laurel, 558 Fellowship Road, Mt. Laurel, NJ, at 8:00 a.m. Eastern Time on November 29, 2018, and at any adjournments, continuations or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”) on all matters coming before the Annual Meeting. The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of capital stock of the Company held by the undersigned, and hereby ratifies and confirms all actions the herein named Proxyholders, their substitutes, or any of them may lawfully take by virtue hereof. Other than the three proposals set forth on the reverse side of this card, the Participants are not aware of any other matters to be considered at the Annual Meeting. However, should other matters, unknown a reasonable time before the Annual Meeting, be brought before the Annual Meeting, each Proxyholder will vote on such matters in their discretion. If properly executed, this proxy will be voted as directed on the reverse side and each Proxyholder will vote in his or her discretion with respect to any other matters, unknown a reasonable time before the Annual Meeting, as may properly come before the Annual Meeting. If you return a valid proxy and no specification is made, the shares of capital stock will be voted (i) “FOR ALL” of the Third Point Nominees, (ii) to grant authority to vote for the persons who have been nominated by the Company to serve as directors, other than Bennett Dorrance, Randall W. Larrimore, Mary Alice D. Malone, Nick Shreiber and Les C. Vinney, (iii) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019, and (iv) “AGAINST” the advisory resolution to approve executive compensation. IMPORTANT: PLEASE COMPLETE, SIGN, DATE AND MAIL THIS PROXY CARD TODAY! CONTINUED AND TO BE SIGNED ON REVERSE SIDE PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

Please mark vote as in this example: WE RECOMMEND A VOTE “FOR ALL” OF THE NOMINEES LISTED BELOW IN PROPOSAL 1, “FOR” PROPOSAL 2, AND “AGAINST” PROPOSAL 3. 1. PROPOSAL NO. 1: Third Point’s proposal to elect Sarah Hofstetter, Munib Islam, Bozoma Saint John, Kurt Schmidt and William Toler as directors of the Company. FOR ALL WITHHOLD FOR ALL ALL EXCEPT 2. PROPOSAL NO. 2 Company’s proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2019. FOR AGAINST ABSTAIN 3. PROPOSAL NO. 3 Company’s proposal of an advisory resolution to approve executive compensation. Third Point does not expect that any of the nominees will be unable to stand for election, but, in the event any nominee is unable to serve or for good cause will not serve, the shares of capital stock represented by this proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s organizational documents and applicable law. In addition, Third Point has reserved the right to nominate substitute person(s) if the Company makes or announces any changes to its organizational documents or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any nominee, to the extent this is not prohibited under the Company’s organizational documents and applicable law. In any such case, shares of capital stock represented by this proxy card will be voted for such substitute nominee(s). Third Point intends to use this proxy to vote (i) “FOR” Ms. Hofstetter, Mr. Islam, Ms. Saint John, Mr. Schmidt and Mr. Toler (the “Third Point Nominees”), and (ii) “FOR” the candidates who have been nominated by the Company other than Bennett Dorrance, Randall W. Larrimore, Mary Alice D. Malone, Nick Shreiber and Les C. Vinney for whom Third Point is not seeking authority to vote for and will not exercise any such authority. The names, backgrounds and qualifications of the candidates who have been nominated by the Company, and other information about them, can be found in the Company’s proxy statement. There is no assurance that any of the candidates who have been nominated by the Company will serve as directors if the Third Point Nominees are elected. NOTE: If you do not wish for your shares to be voted “FOR” a particular nominee, mark the “FOR ALL EXCEPT” box and write the name(s) of the nominee(s) you do not support on the line(s) below the “FOR ALL EXCEPT” box. Your shares will be voted for the remaining nominee(s). You may also withhold authority to vote for one or more of the candidates who have been nominated by the Company other than Bennett Dorrance, Randall W. Larrimore, Mary Alice D. Malone, Nick Shreiber and Les C. Vinney by writing the name of such nominee(s) below. FOR AGAINST ABSTAIN Signature Date Signature (if held jointly) DatePlease sign exactly as name appears on share certificates or on label affixed hereto. When shares are held by joint tenants, both should sign. In case of joint owners, EACH joint owner should sign and date. When signing as attorney, executor, administrator, trustee, guardian, corporate officer, etc., give full title as such. PLEASE SIGN, DATE AND MAIL YOUR PROXY PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. Vote by Internet • Log on to the Internet and go to www.OkapiVote.com/CPB Follow the steps outlined on the secure website. Vote by telephone At NO CHARGE to you, call toll free (866) 494-4435 within the USA, US territories & Canada any time on a touch tone telephone.